EXHIBIT A



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FUNDS                                                                DATES
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First Trust Exchange Traded Fund VI
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First Trust NASDAQ Technology Dividend Index Fund                   01/31/19
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Multi-Asset Diversified Income Index Fund                           01/31/19
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International Multi-Asset Diversified Income Index Fund             01/31/19
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First Trust Rising Dividend Achievers ETF                           01/31/19
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First Trust RBA Quality Income ETF                                  01/31/19
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First Trust RBA American Industrial Renaissance ETF                 01/31/19
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First Trust Dorsey Wright Focus 5 ETF                               01/31/19
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First Trust Dorsey Wright International Focus 5 ETF                 01/31/19
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First Trust BuyWrite Income ETF                                     01/31/19
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First Trust Hedged BuyWright ETF                                    01/31/19
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First Trust Dorsey Wright Dynamic Focus 5 ETF                       01/31/19
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First Trust Nasdaq Oil & Gas ETF                                    08/30/18
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First Trust Nasdaq Food & Beverage ETF                              08/30/18
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First Trust Nasdaq Retail ETF                                       08/30/18
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First Trust Nasdaq Bank ETF                                         08/30/18
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First Trust Nasdaq Transportation ETF                               08/30/18
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First Trust Nasdaq Pharmaceuticals ETF                              08/30/18
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First Trust Nasdaq Semiconductor ETF                                08/30/18
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Developed International Equity Select ETF                           06/20/18
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Emerging Markets Equity Select ETF                                  06/20/19
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Large Cap US Equity Select ETF                                      06/20/19
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Mid Cap US Equity Select ETF                                        06/20/19
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Small Cap US Equity Select ETF                                      06/20/19
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US Equity Dividend Select ETF                                       06/20/19
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First Trust SMID Cap Rising Dividend Achievers ETF                  10/31/19
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First Trust Indxx Innovative Transaction & Process ETF              01/19/20
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First Trust Nasdaq Artificial Intelligence and Robotics ETF         02/12/20
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